SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	November 22, 2004

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)
333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.

Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Funding, Inc., on behalf of itself and its co-registrant GE Dealer Floorplan Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits.

Exhibit
No.	Document Description
99.1	Monthly Noteholder’s Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.,
(Co-Registrant)

Dated: November 22, 2004	By: /s/ Michael Cipolla
Name: Michael Cipolla
Title: Vice President

GE DEALER FLOORPLAN MASTER NOTE TRUST
(Co-Registrant)

By: CDF FUNDING, INC.

Dated: November 22, 2004	By: /s/ Michael Cipolla
Name: Michael Cipolla
Title: Vice President

CDF FINANCING, L.L.C.,
(Co-Registrant)

Dated: November 22, 2004	By: /s/ W. Steven Culp
Name: W. Steven Culp
Title: Vice President and Treasurer

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant)

By: CDF FINANCING, L.L.C.

Dated: November 22, 2004	By: /s/ W. Steven Culp
Name: W. Steven Culp
Title: Vice President and Treasurer